                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                August 26, 1996
               Date of Report (Date of earliest event reported)



                            PURE ATRIA CORPORATION
            (Exact name of registrant as specified in its charter)

        Delaware                    005-44839                     94-3141575
 -------------------------      --------------------           ----------------
(State or other juridiction   (Commission File Number)        (I.R.S. Employer
      incorporation)                                         Identification No.)



                            1309 South Mary Avenue
                         Sunnyvale, California  94087
                   (Address of principal executive offices)

                                (408) 720-1600
             (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION ASSETS.
          ---------------------------------

          On June 6, 1996, Pure Atria Corporation, a Delaware corporation, previously known as Pure Software Inc. (the "Registrant"), entered into a definitive agreement (the "Acquisition Agreement") providing for the merger (the "Merger") of Atria Software, Inc., a Massachusetts corporation ("Atria") with and into CST Acquisition Corp., a Massachusetts corporation and wholly owned subsidiary of the Registrant ("Sub"). The Merger was effected on August 26, 1996 (the "Effective Time"), pursuant to Articles of Merger by and between Sub and Atria filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts. Pursuant to the Acquisition Agreement, upon the Effective Time of the Merger, each outstanding share of the Common Stock, $0.01 par value of Atria ("Atria Common Stock"), other than shares as to which appraisal rights pursuant to the Massachusetts Business Corporation Law had been exercised and shares held in the treasury of Atria or owned by Sub, the Registrant or any wholly owned subsidiary of Atria or the Registrant, were converted into the right to receive
1.544615 (the "Exchange Ratio") shares of the Common Stock, $0.0001 par value of the Registrant ("Registrant Common Stock"), and each outstanding option or right to purchase Atria Common Stock under the Atria 1990 Stock Option Plan, 1994 Stock Plan, 1994 Non-Employee Director Stock Option Plan (the "Atria Stock Option Plans") and the Atria 1994 Employee Stock Purchase Plan was assumed by the Registrant and became an option or right to purchase Registrant Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio. In addition, as a result of the Merger and pursuant to the terms of the Atria Stock Option Plans, the exercisability of outstanding options and the lapse of repurchase rights under such plans accelerated by 2 1/2 years from the Effective Time.

          The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. The assets of Atria were used, prior to the Effective Time of the Merger, for the development, marketing and support of software that facilitates the management of complex software development, enhancement and maintenance, a use which the Registrant intends to continue immediately following the Merger.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          The following financial statements and exhibits are filed as part of this report, where indicated.

     (a)  Financial statements of business acquired, prepared pursuant to Rule
          3.05 of Regulation S-X:

          Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-08695) filed with the Securities and Exchange Commission on July 24, 1996 and the Quarterly Report on Form 10-Q filed by Atria on August 13, 1996 and filed as an exhibit to this report.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

          The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before November 29, 1996.
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     (c)  Exhibits in accordance with Item 601 of Regulation S-K:

     Exhibits.
     --------

          2.1 Agreement and Plan of Reorganization , dated as of June 6, 1996, by and among Pure Software Inc., a Delaware corporation, Atria Software, Inc., a Massachusetts corporation, CST Acquisition Corporation, a Massachusetts corporation.

               Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-08695) filed with the Securities and Exchange Commission on July 24, 1996.

          2.2 Articles of Merger by and between CST Acquisition Corporation, a Massachusetts corporation and Atria Software, Inc, a Massachusetts corporation, dated as of August 26, 1996.

          99.1 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission by Atria Software, Inc. on August 13, 1996.
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                               INDEX TO EXHIBITS


  EXHIBIT                     DESCRIPTION
  NUMBER


2.1 Agreement and Plan of Reorganization , dated as of June 6, 1996, by and among Pure Software Inc., a Delaware corporation, Atria
             Software, Inc., a Massachusetts corporation, and CST Acquisition
             Corporation, a Massachusetts corporation.

             Incorporated by reference to the Registrant's Registration
             Statement on Form S-4 (File No. 333-08695) filed with the
             Securities and Exchange Commission on July 24, 1996.

2.2          Articles of Merger by and between CST Acquisition Corporation, a
             Massachusetts corporation and Atria Software, Inc, a Massachusetts corporation, dated as of August 26, 1996.

99.1         Quarterly Report on Form 10-Q filed with the Securities and
             Exchange Commission by Atria Software, Inc. on August 13, 1996.




                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PURE ATRIA CORPORATION



Dated:    September 4, 1996                   By:  /s/ Chuck Bay
                                                   ----------------------------
                                                   Chuck Bay
                                                   Vice President, Finance and
                                                   Chief Financial Officer